UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2018

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreement and Issuance of Series E-1 Preferred Stock and Series F-1 Preferred Stock

As previously announced and in connection with its notes refinancing transactions completed on April 25, 2018 (the “Refinancing Transactions”), LSB Industries, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with LSB Funding LLC (“LSB Funding”), an unrelated third party and the holder of our Series E cumulative redeemable Class C preferred stock (“Series E Redeemable Preferred”), to extend the date upon which a holder of Series E Redeemable Preferred has the right to elect to have such holder’s shares of Series E Redeemable Preferred redeemed by the Company from August 2, 2019 to October 25, 2023. The Letter Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2018, also provided for the adjustment of certain other terms relating to the Series E Redeemable Preferred, including an increase in the per annum dividend rate payable in respect of the Series E Redeemable Preferred (a) by 0.50% on the third anniversary of the Refinancing Transactions, (b) by an additional 0.50% on the fourth anniversary of the Refinancing Transactions and (c) by an additional 1.0% on the fifth anniversary of the Refinancing Transactions.

In furtherance of the Letter Agreement and as expressly contemplated by Section 3 and Section 5(a) therein, the Company and LSB Funding entered into a Securities Exchange Agreement on October 18, 2018 (the “Exchange Agreement”) providing for the exchange of (i) existing Series E Redeemable Preferred held by LSB Funding for shares of newly created Series E-1 cumulative redeemable Class C preferred stock of the Company (“Series E-1 Redeemable Preferred”) and (ii) existing Series F redeemable Class C preferred stock of the Company (“Series F Redeemable Preferred”) held by LSB Funding for a share of newly created Series F-1 redeemable Class C preferred stock of the Company (“Series F-1 Redeemable Preferred”), in each case on a one share-for-one share basis (the “Preferred Exchange”).

On October 18, 2018, the Company and LSB Funding completed the Preferred Exchange. Pursuant thereto, LSB Funding (i) surrendered all of its shares of Series E Redeemable Preferred and was issued 139,768 shares of Series E-1 Redeemable Preferred and (ii) surrendered its one share of Series F Redeemable Preferred and was issued one share of Series F-1 Redeemable Preferred.

Apart from implementing the adjustments contemplated by the Letter Agreement, which will increase the per annum dividend rate payable on the preferred stock in future years as described above, the terms of the Series E-1 Redeemable Preferred and Series F-1 Redeemable Preferred are substantively identical to the terms of the now-retired Series E Redeemable Preferred and Series F Redeemable Preferred, respectively. The per annum dividend rate on the Series E-1 Redeemable Preferred at issuance is 14.0% per annum.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full texts of (i) the Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein; (ii) the Certificate of Designations setting forth the rights, preferences, privileges and restrictions applicable to the Series E-1 Redeemable Preferred, as filed with the Secretary of State of the State of Delaware (the “Series E-1 Certificate of Designations”), a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein; and (iii) the Certificate of Designations setting forth the rights, preferences, privileges and restrictions applicable to the Series F-1 Redeemable Preferred, as filed with the Secretary of State of the State of Delaware (the “Series F-1 Certificate of Designations”), a copy of which is filed as Exhibit 4.2 hereto and incorporated by reference herein.

Amendment to Registration Rights Agreement

The Company and LSB Funding previously entered into a Registration Rights Agreement, dated as of December 4, 2015 (as previously amended, the “Registration Rights Agreement”), a copy of which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on December 8, 2015. The Exchange Agreement amends the Registration Rights Agreement in part (the “Registration Rights Amendment”) by replacing the references therein to the Series E Redeemable Preferred with references to the Series E-1 Redeemable Preferred.

The foregoing description of the Registration Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Amendment, a copy of which is contained in the Exchange Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Amendment to Board Representation and Standstill Agreement

The Company, LSB Funding and the other parties thereto previously entered into a Board Representation and Standstill Agreement, dated as of December 4, 2015 (the “Board Representation and Standstill Agreement”), a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on December 8, 2015. The Board Representation and Standstill Agreement was subsequently modified by an amendment dated as of October 26, 2017, which amendment was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2017.

On October 18, 2018, the Company, LSB Funding and the other parties to the Board Representation and Standstill Agreement entered into a further amendment to the Board Representation and Standstill Agreement (the “Board Representation and Standstill Amendment”). The Board Representation and Standstill Amendment amends the Board Representation and Standstill Agreement in part by replacing the references therein to the Series E Redeemable Preferred and Series F Redeemable Preferred with references to the Series E-1 Redeemable Preferred and Series F-1 Redeemable Preferred, respectively.

The foregoing description of the Board Representation and Standstill Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Board Representation and Standstill Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series E-1 and F-1 Certificates of Designations

In connection with the Preferred Exchange, the Company’s board of directors approved the Series E-1 Certificate of Designations and the Series F-1 Certificate of Designations. The Series E-1 Certificate of Designations and the Series F-1 Certificate of Designations were both filed with the Secretary of State of the State of Delaware on October 18, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Certificate of Designations of Series E-1 Cumulative Redeemable Class C Preferred Stock of LSB Industries, Inc., dated as of October 18, 2018.

4.2	Certificate of Designations of Series F-1 Redeemable Class C Preferred Stock of LSB Industries, Inc., dated as of October 18, 2018.

10.1	Securities Exchange Agreement, dated as of October 18, 2018, by and between LSB Industries, Inc. and LSB Funding LLC.

10.2	Amendment to Board Representation and Standstill Agreement, dated as of October 18, 2018, by and among LSB Industries, Inc., LSB Funding LLC, Security Benefit Corporation, Todd Boehly and the Golsen Holders (as defined therein).

Exhibit Index

Exhibit Number	Description

4.1	Certificate of Designations of Series E-1 Cumulative Redeemable Class C Preferred Stock of LSB Industries, Inc., dated as of October 18, 2018.

4.2	Certificate of Designations of Series F-1 Redeemable Class C Preferred Stock of LSB Industries, Inc., dated as of October 18, 2018.

10.1	Securities Exchange Agreement, dated as of October 18, 2018, by and between LSB Industries, Inc. and LSB Funding LLC.

10.2	Amendment to Board Representation and Standstill Agreement, dated as of October 18, 2018, by and among LSB Industries, Inc., LSB Funding LLC, Security Benefit Corporation, Todd Boehly and the Golsen Holders (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2018

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name:	Mark T. Behrman
Title:	Executive Vice President and Chief Financial Officer